EXHIBIT 10.4

SUBSCRIPTION AGREEMENT

LOYAL SOURCE MARKET SERVICES INC

13025 Klimovsje, Zilina, Slovakia 01001

The undersigned (the “Subscriber”), desires to become a holder of common shares (the “Shares”) of Loyal Source Market Services Inc, a corporation organized under the laws of the state of Nevada (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1. Subscription.

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The Subscriber h Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), in consideration of $ 0.04 per share. This offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement"). The Subscriber acknowledges that the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Company in writing

Subscription of Shares hereunder (the “Closing”) shall occur immediately upon: (i) receipt and acceptance by the Company of a properly executed Signature Page to this Agreement; and (ii) receipt of all funds for the subscription of shares hereunder.

2. Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

Signature Page attached to this Agreement and due bill in the amount set forth on the Signature Page attached to this Agreement, representing payment in full for the Shares desired to be purchased hereunder, made payable to the order of LOYAL SOURCE MARKET SERVICES INC

3. Representations of Subscriber.  By executing this Agreement, the Subscriber represents that they have received and reviewed the Prospectus of Loyal Source Market Services Inc, dated__________ 2017.

4. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of Nevada.

5. Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

6. Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

7. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

8. CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

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IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Number of Shares x $0.04 Per Share
Total Amount of Subscription:
Exact name(s) of Subscriber(s):
Signature of Subscriber(s):
Date:
Residence or Physical Mailing Address :

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